UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the private offering of the Notes (as defined below) described under Item 8.01 of this Current Report on Form 8-K, the Company is disclosing certain information to certain potential investors in a preliminary private placement memorandum, dated June 18, 2018 (the “Private Placement Memorandum”). Pursuant to Regulation FD, excerpts of the Private Placement Memorandum are attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

This Form 8-K, including Exhibit 99.1, may contain certain forward-looking statements that are based largely on the Company’s current expectations. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results and achievements to differ materially from those expressed or implied in the forward-looking statements. For more information about these forward-looking statements and the related risks, please refer to the section entitled “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 18, 2018, Regional Management Corp. (the “Company”) commenced a private offering of $150 million of asset-backed notes (the “Notes”), the closing of which is subject to market conditions and other factors. To facilitate the private offering, the Company formed Regional Management Receivables, III, LLC, a Delaware limited liability company, to act as the depositor (the “Depositor”), and the Depositor formed Regional Management Issuance Trust 2018-1, a Delaware statutory trust (the “Issuer”). The Depositor and the Issuer are special purpose subsidiaries of the Company. The Notes will be issued by the Issuer.

The Notes will be offered in the United States to qualified institutional buyers under Rule 144A under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The information in this Form 8-K, including Exhibit 99.1, does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from the Preliminary Private Placement Memorandum, dated June 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: June 18, 2018	By:	/s/ Donald E. Thomas
Donald E. Thomas Executive Vice President and Chief Financial Officer